                                                                    EXHIBIT 99

                                                                 [LOGO OF AMD]
                                                                 P.O. Box 3453
                                                      Sunnyvale, CA 94088-3453
                                                            Tel (408) 732-2400


                                                                        CONTACT:
                                                                     SCOTT ALLEN
                                                                PUBLIC RELATIONS
                                                                  (408) 749-3311


                      AMD REPORTS THIRD-QUARTER RESULTS

        SUNNYVALE, CA--OCTOBER 7, 1997--AMD today reported a net loss of $31,675,000 on sales of $596,644,000 for its third quarter, ended September 28, 1997. The loss amounted to $0.22 per share. Revenues were nominally up from the immediate-prior quarter, and up by 31 percent from the like period of 1996.

        Sales for the third quarter of 1996 amounted to $456,862,000, which resulted in a net loss of $38,362,000, or $0.28 per share.

        In the immediate-prior quarter, AMD reported sales of $594,561,000. Second-quarter net income amounted to $9,968,000, or $0.07 per share, fully diluted.

        For the first nine months of 1997, the company reported total revenues of $1,743,204,000, which resulted in a net loss of $8,756,000, or $0.06 per share. For the first nine months of 1996, AMD reported total revenues of $1,456,151,000, which resulted in a net loss of $47,707,000, or $0.35 per share. Revenues increased by 20 percent over the first nine months of 1996.

        "In this traditionally slow summer quarter, aggregate revenues from our non-microprocessor businesses -- our Communications Group, our Memory Group, and Vantis -- were essentially flat with the immediate-prior quarter, and up 12 percent from the same period of 1996, " said W.J. Sanders III, chairman and chief executive officer.

                                   -more-

        "Revenues from AMD-K6/TM/ MMX/TM/ enhanced processors increased by 50 percent to more than $150 million. The loss in the third quarter was due to disappointing yields in the production of AMD-K6 MMX enhanced processors," Sanders continued. "Shipments of AMD-K6 processor rose from 350,000 units in the immediate-prior quarter to one million units in our third quarter. While to date we have executed the steepest microprocessor unit production ramp in AMD history, yield and speed-grade improvements have lagged our expectations.

        "Average selling process (ASPs) for K6 processors fell sharply from the immediate-prior quarter. The decline in ASPs was influenced by two factors: aggressive price cuts that became effective during the quarter, and a lower proportion of 233-megahertz devices than planned.

        "Demand for AMD-K6 processors remains strong and our customer base has continued to expand. Achieving our planned production goal of approximately two million units in the current quarter will require progress in improving yields. No activity within the company has higher priority or more focus than increasing production of K6 processors through higher yields and migration to the next-generation 0.25-micron process," Sanders concluded.

CAUTIONARY STATEMENT

        This press release contains forward-looking statements about management's expectations of future performance. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from current expectations.

                                   -more-

        The forward-looking statements about the AMD-K6/TM/ MMX/TM/ Enhanced Processor involve risk and uncertainties that the company's production ramp will fall short of expectations, that production yields will improve, that customers acceptance and demand of he product will continue, that the customer base for the product will continue to expand, that timely development and qualification of 0.25-micron process technology will occur, that customer demand for the product will be less than available production capacity, that new wafer fabrication process technologies will not be developed as rapidly as customers need or demand, and that economic conditions will change and affect demand for microprocessors and other integrated circuits. Investors are urged to consult the risks and uncertainties detailed in the company's reports filed wit the Securities and Exchange Commission.


ABOUT AMD

     AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2 billion in 1996. (NYSE: AMD).




AMD IS A REGISTERED TRADEMARK, AND AMD-K6 IS A TRADEMARK OF ADVANCED MICRO DEVICES, INC.

MMX IS A TRADEMARK OF INTEL CORPORATION.


Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)


                                                        Quarters Ended                       Nine Months Ended
                                                        (Unaudited)                             (Unaudited)
----------------------------------------------------------------------------------------------------------------------
                                         Sept. 28,       June 29,        Sept. 29,        Sept. 28,         Sept. 29,
                                           1997            1997            1996             1997             1996
----------------------------------------------------------------------------------------------------------------------
Net sales                             $   596,644      $   594,561      $   456,862      $ 1,743,204      $ 1,456,151

Cost of sales                             428,240          372,266          337,692        1,149,582        1,086,206
Research and development                  125,917          110,021          105,656          340,846          293,204
Marketing, general and
    administrative                        100,915          102,983           90,432          298,417          276,506
----------------------------------------------------------------------------------------------------------------------
                                          655,072          585,270          533,780        1,788,845        1,655,916
----------------------------------------------------------------------------------------------------------------------
Operating income (loss)                   (58,428)           9,291          (76,918)         (45,641)        (199,765)

Interest income and other, net              5,532            9,718            4,214           28,572           55,312
Interest expense                          (14,151)          (9,958)          (3,443)         (33,519)          (7,236)
----------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes
    and equity in joint venture           (67,047)           9,051          (76,147)         (50,588)        (151,689)
Provision (benefit) for income
    taxes                                 (30,072)           2,630          (30,459)         (25,294)         (62,182)
----------------------------------------------------------------------------------------------------------------------
Income (loss) before equity
    in joint venture                      (36,975)           6,421          (45,688)         (25,294)         (89,507)

Equity in net income of
    joint venture                           5,300            3,547            7,326           16,538           41,800
----------------------------------------------------------------------------------------------------------------------
Net income (loss) applicable          $   (31,675)     $     9,968      $   (38,362)     $    (8,756)     $   (47,707)
   to common stockholders
----------------------------------------------------------------------------------------------------------------------
Net income (loss) per common
    share
  - Primary                           $     (0.22)     $      0.07      $     (0.28)     $     (0.06)     $     (0.35)
  - Fully diluted                     $     (0.22)     $      0.07      $     (0.28)     $     (0.06)     $     (0.35)
----------------------------------------------------------------------------------------------------------------------
Shares used in per share
    calculation
  - Primary                               141,730          147,919          136,082          140,619          135,019
  - Fully diluted                         141,730          147,919          136,082          140,619          135,019
----------------------------------------------------------------------------------------------------------------------



Advanced Micro Devices, Inc.                                  INFORMATION ONLY
-----------------------------------------------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-Tax FASL Investment Equity Income in Operating Income (Loss))
-----------------------------------------------------------------------------------------------------------------------
(Thousands except per share amounts)

                                                       Quarters Ended                          Nine Months Ended
                                                        (Unaudited)                              (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                        Sept. 28,        June 29,         Sept. 29,        Sept. 28,        Sept. 29,
                                          1997            1997             1996             1997             1996
-----------------------------------------------------------------------------------------------------------------------
Net sales                             $   596,644      $   594,561      $   456,862      $ 1,743,204      $ 1,456,151

Cost of sales                             428,240          372,266          337,692        1,149,582        1,086,206
Income from equity
    investment in FASL                    (11,041)          (7,256)         (11,272)         (30,779)         (64,309)
Research and development                  125,917          110,021          105,656          340,846          293,204
Marketing, general and
    administrative                        100,915          102,983           90,432          298,417          276,506
-----------------------------------------------------------------------------------------------------------------------
                                          644,031          578,014          522,508        1,758,066        1,591,607
-----------------------------------------------------------------------------------------------------------------------
Operating income (loss)                   (47,387)          16,547          (65,646)         (14,862)        (135,456)

Interest income and other, net              5,532            9,718            4,214           28,572           55,312
Interest expense                          (14,151)          (9,958)          (3,443)         (33,519)          (7,236)
-----------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes         (56,006)          16,307          (64,875)         (19,809)         (87,380)
Provision (benefit) for income
    taxes                                 (30,072)           2,630          (30,459)         (25,294)         (62,182)
Provision for taxes on equity
    income in FASL                          5,741            3,709            3,946           14,241           22,509
-----------------------------------------------------------------------------------------------------------------------
Net income (loss) applicable
    to common stockholders            $   (31,675)     $     9,968      $   (38,362)     $    (8,756)     $   (47,707)
-----------------------------------------------------------------------------------------------------------------------
Net income (loss) per common
    share
  - Primary                           $     (0.22)     $      0.07      $     (0.28)     $     (0.06)     $     (0.35)
  - Fully diluted                     $     (0.22)     $      0.07      $     (0.28)     $     (0.06)     $     (0.35)
-----------------------------------------------------------------------------------------------------------------------
Shares used in per share
    calculation
  - Primary                               141,730          147,919          136,082          140,619          135,019
  - Fully diluted                         141,730          147,919          136,082          140,619          135,019
-----------------------------------------------------------------------------------------------------------------------

* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.


Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)
                                                            Sept. 28,     December 29,
                                                              1997           1996
                                                           (Unaudited)     (Audited)
------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------
Current assets:
     Cash, cash equivalents and short-term investments     $  441,010     $  386,198
     Accounts receivable, net                                 309,153        220,028
     Inventories                                              163,431        154,010
     Deferred income taxes                                    163,905        140,850
     Prepaid expenses and other current assets                 56,215        127,991
------------------------------------------------------------------------------------
             Total current assets                           1,133,714      1,029,077

Property, plant and equipment, net                          1,945,401      1,787,402
Investment in joint venture                                   199,998        197,205
Other assets                                                  146,833        131,599
------------------------------------------------------------------------------------
                                                           $3,425,946     $3,145,283
====================================================================================
Liabilities and Stockholders' Equity
------------------------------------------------------------------------------------
Current liabilities:
     Notes payable to banks                                $    9,864     $   14,692
     Accounts payable                                         249,439        224,139
     Accrued compensation and benefits                         70,480         66,745
     Accrued liabilities                                      112,900        103,436
     Income tax payable                                        59,193         51,324
     Deferred income on shipments to distributors              85,036         95,466
     Current portion of long-term debt and capital
       lease obligations                                       35,141         27,671
------------------------------------------------------------------------------------
             Total current liabilities                        622,053        583,473

Deferred income taxes                                          82,857         95,102
Long-term debt and capital lease obligations,
  less current portion                                        677,419        444,830

Stockholders' equity:
     Capital stock:
         Common stock, par value                                1,425          1,380
     Capital in excess of par value                         1,010,901        957,226
     Retained earnings                                      1,031,291      1,063,272
------------------------------------------------------------------------------------
             Total stockholders' equity                     2,043,617      2,021,878
------------------------------------------------------------------------------------
                                                           $3,425,946     $3,145,283
====================================================================================


                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)

------------------------------------------------------------------------------------------
PRODUCT LINE BREAKDOWN
----------------------------          Q3 '97              Q2 '97               Q3 '96
                              % OF SALES  REVENUE % OF SALES  REVENUE  % OF SALES  REVENUE
                              ----------  --------- --------- -------  ----------  -------
Communications Group
(CPD, LPD, NPD)                       30  $  179M         31  $  183M          34  $ 158M

Vantis (PLD)                          10      62M         10      57M          13     58M

Memory Group (MG)                     30     178M         30     181M          35    159M

Computation Products Group
(CMD, PPD, TMD)                       30     178M         29     174M          18     82M
==========================================================================================


OTHER DATA                     Q3 '97                Q2 '97             Q3 '96
------------------------------------------------------------------------------------------
Depreciation
and Amortization              $   104M              $   94M            $   88M

Capital Additions                 157M                 160M               144M

Headcount                       12,583               12,382             12,388
------------------------------------------------------------------------------------------

International Sales                 60%                  54%                53%
